Exhibit 10.10

HR Entertainment Ltd.
(the “Company”)

FOR VALUE RECEIVED the undersigned Ellmount Interactive AB (the “Transferor”) hereby assigns and transfers all its right title and interest unto the undersigned High Roller Technologies, Inc. (the “Transferee”) being 6,500 Shares in the capital of the Company.

Transferor hereby constitutes and appoints the Transferee attorney for the Transferor for the purposes of effecting the transfer of the said shares on the books of the Company with full power of substitution in the premises.

This written document may consist of several documents, including written electronic communications including e-mailed, facsimiled, imaged, scanned, photographed or portable document format or represented by any other substitute for writing or partly one and partly another, in like form each signed or assented to by one or more parties and when taken together shall form one document.

This document is a deed and is executed as a deed and shall be governed and interpreted by and under the laws of the British Virgin Islands.

	Transferor	Transferee
Name	Ellmount Interactive	High Roller Technologies, Inc.
Address	Mäster Samuelsgatan 45, 111 57 Stockholm, Sweden	400 South 4th Street Suite 500 - #390 Las Vegas, NV 89101
Date	23/03/2022	23/03/2022
Signature

Name of Witness	Johanna Năslund	Nicole Eachus
Signature of Witness